INTANGIBLE ASSETS, NET -Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Detail) - Internal-use Software [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill And Intangible Assets [Line Items]
2022	$ 1,402
2023	1,369
2024	6
Finite-lived intangible assets, net	$ 2,777	$ 4,005